To: SMART ENERGY SOLUTIONS, INC.

                          SMART ENERGY SOLUTIONS, INC.
        REGULATION S SUBSCRIPTION AGREEMENT AND INVESTMENT REPRESENTATION

                                   SECTION 1.

1.1 Subscription.

(a) The undersigned, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase ____________ shares (the "Shares") of the common stock (the "Common Stock") of Smart Energy Solutions, Inc., a Nevada corporation (the "Company").

1.2 Purchase of Shares.

            The undersigned understands and acknowledges that the purchase price to be remitted to the Company in exchange for the Shares shall be ____________ dollars ($_________) or thirty cents ($0.30) per Share. The Company shall deliver the Shares to the undersigned promptly after the acceptance of this Subscription Agreement by the Company.

1.3 Acceptance or Rejection.

      (a) The undersigned understands and agrees that the Company reserves the right to reject this subscription for the Shares if, in its reasonable judgment, it deems such action in the best interest of the Company, at any time prior to the Closing, notwithstanding prior receipt by the undersigned of notice of acceptance of the undersigned's subscription.

      (b) The undersigned understands and agrees that its subscription for the Shares is irrevocable.

      (c) In the event the sale of the Shares subscribed for by the undersigned is not consummated by the Company for any reason (in which event this Subscription Agreement shall be deemed to be rejected), this Subscription Agreement and any other agreement entered into between the undersigned and the Company relating to this subscription shall thereafter have no force or effect and the Company shall promptly return or cause to be returned to the undersigned the purchase price remitted to the Company by the undersigned, without interest thereon or deduction therefrom, in exchange for the Shares.

                                   SECTION 2.

2.1 Closing. The closing (the "Closing") of the purchase and sale of the Shares, shall occur simultaneously with the acceptance by the Company of the undersigned's subscription, as evidenced by the Company's execution of this Subscription Agreement.

                                   SECTION 3.

3.1 Investor Representations and Warranties. The undersigned hereby acknowledges, represents and warrants to, and agrees with, the Company and its affiliates as follows:

      (a) Investment Purposes. The undersigned is acquiring the Shares for his own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in such Shares or any portion thereof. Further, the undersigned does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Shares for which the undersigned is subscribing or any part of the Shares.

      (b) Authority. The undersigned has full power and authority to enter into this Agreement, the execution and delivery of this Agreement has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the undersigned.

      (c) No General Solicitation. The undersigned is not subscribing for the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by person previously not known to the undersigned in connection with investment securities generally.

      (d) No Obligation to Register Shares. The undersigned understands that the Company is under no obligation to register the Shares under the Securities Act, or to assist the undersigned in complying with the Securities Act or the securities laws of any state of the United States or of any foreign jurisdiction.

      (e) Investment Experience. The undersigned is (i) experienced in making investments of the kind described in this Agreement, (ii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and
(iii) able to afford the entire loss of its investment in the Shares.

      (f) Exemption from Registration. The undersigned acknowledges his understanding that the offering and sale of the Shares is intended to be exempt from registration under the Securities Act. In furtherance thereof, in addition to the other representations and warranties of the undersigned made herein, the undersigned further represents and warrants to and agrees with the Company and its affiliates as follows:

            (1) The undersigned realizes that the basis for the exemption may not be present if, notwithstanding such representations, the undersigned has in mind merely acquiring the Shares for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The undersigned does not have any such intention;

            (2) The undersigned has the financial ability to bear the economic risk of his investment, has adequate means for providing for his current needs and personal contingencies and has no need for liquidity with respect to his investment in the Company; and

            (3) The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Shares. The undersigned also represents it has not been organized for the purpose of acquiring the Shares; and

            (4) The undersigned has been provided an opportunity for a reasonable period of time prior to the date hereof to obtain additional information concerning the offering of the Shares, the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense.

      (g) Economic Considerations. The undersigned is not relying on the Company, or its affiliates or agents with respect to economic considerations involved in this investment. The undersigned has relied solely on its own advisors.

      (h) No Other Company Representations. No representations or warranties have been made to the undersigned by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company contained herein, and in subscribing for Shares the undersigned is not relying upon any representations other than those contained herein.

      (i) Compliance with Laws. Any resale of the Shares during the `distribution compliance period' as defined in Rule 902(f) to Regulation S shall only be made in compliance with exemptions from registration afforded by Regulation S. Further, any such sale of the Shares in any jurisdiction outside of the United States will be made in compliance with the securities laws of such jurisdiction. The Investor will not offer to sell or sell the Shares in any jurisdiction unless the Investor obtains all required consents, if any.

      (j) Regulation S Exemption. The undersigned understands that the Shares are being offered and sold to him in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the applicability of such exemptions and the suitability of the Investor to acquire the Shares. In this regard, the undersigned represents, warrants and agrees that:

            (1) The undersigned is not a U.S. Person (as defined below) and is not an affiliate (as defined in Rule 501(b) under the Securities Act) of the Company and is not acquiring the Shares for the account or benefit of a U.S. Person. A U.S. Person means any one of the following:

                  (A) any natural person resident in the United States of America;

                  (B) any partnership or corporation organized or incorporated under the laws of the United States of America;

                  (C) any estate of which any executor or administrator is a U.S. person;

                  (D) any trust of which any trustee is a U.S. person;

                  (E) any agency or branch of a foreign entity located in the United States of America;

                  (F) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

                  (G) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and

                  (H) any partnership or corporation if:

                      (i) organized or incorporated under the laws of any foreign jurisdiction; and

                      (ii) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

            (2) At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, the undersigned was outside of the United States.

            (3) The undersigned will not, during the period commencing on the date of issuance of the Shares and ending on the first anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the "Restricted Period"), offer, sell, pledge or otherwise transfer the Shares in the United States, or to a U.S. Person for the account or for the benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S.

            (4) The undersigned will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Shares only pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with all applicable state and foreign securities laws.

            (5) The undersigned was not in the United States, engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Shares, including without limitation, any put, call or other option transaction, option writing or equity swap.

            (6) Neither the undersigned nor or any person acting on his behalf has engaged, nor will engage, in any directed selling efforts to a U.S. Person with respect to the Shares and the Investor and any person acting on his behalf have complied and will comply with the "offering restrictions" requirements of Regulation S under the Securities Act.

            (7) The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

            (8) Neither the undersigned nor any person acting on his behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Shares. The undersigned agrees not to cause any advertisement of the Shares to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Shares, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

            (9) Each certificate representing the Shares shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

                  (A) "THE SECURITIES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE SECURITIES ACT")) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT."

                  (B) "TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT."

            (10) The undersigned consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer of the Shares set forth in this
Section 2.

      (k) Accredited Investor. The undersigned is an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the Securities Act by reason of Rule 501(a)(3).

      (l) Potential Loss of Investment; Risk Factors. The undersigned understands that an investment in the Shares is a speculative investment which involves a high degree of risk and the potential loss of his entire investment. The undersigned understands that the following factors, among others, could cause the loss of any or all of his investment.

            (1) The Company is a development stage company with no operating history for the undersigned to evaluate its business. The Company was incorporated in the State of Nevada in June 2006, and as a result is only in the very early stages of development. Because the Company has no operating history, it is difficult to evaluate its business and future prospects. The undersigned has also considered the uncertainties and difficulties frequently encountered by companies, such as the Company, in their early stages of development. The Company's revenue and income potential is unproven and its business model is still emerging. If its business model does not prove to be profitable, the undersigned may lose all of his investment.

            (2) The Company currently does not have enough working capital to satisfy its capital needs. The Company is dependent upon its management team to fund its ongoing operations, and cannot be certain that future financing will be available to it on acceptable terms when it needs it. The Company can give no assurances that it will be able to sell any portion of this offering or that management will continue to fund its ongoing operations. This, along with the possibility of other factors and circumstances the Company cannot predict, may require it to seek additional financing faster than anticipated. If the Company is unable to obtain financing to meet its needs, the undersigned may lose of his investment.

            (3) The Company's officers and directors will only devote a limited amount of time to the Company. Their divided interests may hinder the Company's ability to generate revenue. This could result in missed business opportunities and worse-than-expected operating results. The undersigned may lose his entire investment.

            (4) Management has never operated in the industry in which it intends to operate. This lack of experience may result in the Company's needing to employ outside experts that have such experience. The additional cost could result in a net operating loss and, ultimately, could result in the Company's failure. Management's inexperience may limit the Company's ability to generate revenues. The Company may never achieve successful operations, and the undersigned may lose his entire investment.

      (m) Investment Commitment. The undersigned's overall commitment to investments which are not readily marketable is not disproportionate to the undersigned's net worth, and an investment in the Shares will not cause such overall commitment to become excessive.

      (n) Receipt of Information. The undersigned has received all documents, records, books and other information pertaining to the undersigned's investment in the Company that has been requested by the undersigned.

      (o) Investor Questionnaire. The undersigned represents and warrants to the Company that all information that the undersigned has provided to the Company, including, without limitation, the information in the Investor Questionnaire attached hereto or previously provided to the Company (the "Investor Questionnaire"), is correct and complete as of the date hereof.

      (p) No Reliance. Other than as set forth herein, the undersigned is not relying upon any other information, representation or warranty by the Company or any officer, director, stockholder, agent or representative of the Company in determining to invest in the Shares. The undersigned has consulted, to the extent deemed appropriate by the undersigned, with the undersigned's own advisers as to the financial, tax, legal and related matters concerning an investment in the Shares and on that basis believes that his or its investment in the Shares is suitable and appropriate for the undersigned.

      (q) No Governmental Review. The undersigned is aware that no federal or state agency has (i) made any finding or determination as to the fairness of this investment, (ii) made any recommendation or endorsement of the Shares or the Company, or (iii) guaranteed or insured any investment in the Shares or any investment made by the Company.

      (r) Price of Shares. The undersigned understands that the price of the Shares offered hereby bear no relation to the assets, book value or net worth of the Company and were determined arbitrarily by the Company. The undersigned further understands that there is a substantial risk of further dilution on his or its investment in the Company.

                                   SECTION 4.

4.1 Company's Representations and Warranties. The Company represents and warrants to the undersigned as follows:

      (a) Organization of the Company. The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Nevada.

      (b) Authority. (a) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue the Shares; (b) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required; and (c) this Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

      (c) Exemption from Registration; Valid Issuances. The sale and issuance of the Shares, in accordance with the terms and on the bases of the representations and warranties of the undersigned set forth herein, may and shall be properly issued by the Company to the undersigned pursuant to any applicable federal or state law. When issued and paid for as herein provided, the Shares shall be duly and validly issued, fully paid, and nonassessable. Neither the sales of the Shares pursuant to, nor the Company's performance of its obligations under, this Agreement shall (a) result in the creation or imposition of any liens, charges, claims or other encumbrances upon the Shares or any of the assets of the Company, or (b) entitle the other holders of the Common Stock of the Company to preemptive or other rights to subscribe to or acquire the Common Stock or other securities of the Company. The Shares shall not subject the undersigned to personal liability by reason of the ownership thereof.

      (d) No General Solicitation or Advertising in Regard to this Transaction. Neither the Company nor any of its affiliates nor any person acting on its or their behalf (a) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to any of the Shares, or (b) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Common Stock under the Securities Act.

                                   SECTION 5.

5.1 Indemnity. The undersigned agrees to indemnify and hold harmless the Company, its officers and directors, employees and its affiliates and their respective successors and assigns and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction.

5.2 Modification. Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

5.3 Notices. Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, or (b) delivered personally at such address.

5.4 Counterparts. This Agreement may be executed through the use of separate signature pages or in any number of counterparts and by facsimile, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart. Signatures may be facsimiles.

5.5 Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

5.6 Entire Agreement. This Agreement and the documents referenced herein contain the entire agreement of the parties and there are no representations, covenants or other agreements except as stated or referred to herein and therein.

5.7 Assignability. This Agreement is not transferable or assignable by the undersigned.

5.8 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles.

5.9 Pronouns. The use herein of the masculine pronouns "him" or "his" or similar terms shall be deemed to include the feminine and neuter genders as well and the use herein of the singular pronoun shall be deemed to include the plural as well.

5.10 Further Assurances. Upon request from time to time, the undersigned shall execute and deliver all documents, take all rightful oaths and do all other acts that may be necessary or desirable, in the reasonable opinion of the Company or its counsel, to effect the subscription for the Shares in accordance herewith.

      IN WITNESS WHEREOF, the undersigned has executed this Agreement on the _____ day of ________________, 2006.

Amount of Investment:

$
 ---------------------


INDIVIDUAL INVESTOR:


----------------------
Name:


PARTNERSHIP, CORPORATION, TRUST,
CUSTODIAL ACCOUNT, OTHER INVESTOR

------------------------------
 (Name of Entity)


By:
   -------------------
Name:
Title:
Address:

Taxpayer Identification Number:_____________

                           ACCEPTANCE OF SUBSCRIPTION

                      (to be filed out only by the Company)

The Company hereby accepts the above application for subscription for Shares on behalf of the Company.

Dated: ____________ ___, 2006


                                       SMART ENERGY SOLUTIONS, INC.

                                       By:______________________________
                                       Name:    Pete Mateja
                                       Title:   Chief Executive Officer

SMART ENERGY SOLUTIONS, INC.


                             INVESTOR QUESTIONNAIRE

A. General Information.

    1. Print Full Name of Investor:             Individual:

                                                --------------------------------
                                                First, Middle, Last

                                                Partnership, Corporation, Trust,
                                                Custodial Account, Other:

                                                --------------------------------

                                                --------------------------------
                                                       Name of Entity

    2. Address for Notices:                     --------------------------------

                                                --------------------------------

                                                --------------------------------

                                                --------------------------------

                                                --------------------------------


    3. Name of Primary Contact Person:
                                                --------------------------------
       Title:
                                                --------------------------------

    4. Telephone Number:
                                                --------------------------------
    5.  E-Mail Address:
                                                --------------------------------

                                                --------------------------------

    6.  Facsimile Number:
                                                --------------------------------

    7. Permanent Address:
                                                --------------------------------
       (if different from Address for
       Notices above)                           --------------------------------

    8. Authorized Signatory:
                                                --------------------------------
       Title:
                                                --------------------------------
       Telephone Number:
                                                --------------------------------
       Facsimile Number:
                                                --------------------------------

B. Accredited Investor Status

The Investor represents and warrants that the Investor is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act of 1933, as amended (the "Securities Act"), and has checked the box or boxes below which are next to the categories under which the Investor qualifies as an accredited investor:

      FOR INDIVIDUALS:

      |_| A natural person with individual net worth (or joint net worth with spouse) in excess of $1 million. For purposes of this item, "net worth" means the excess of total assets at fair market value, including home, home furnishings and automobiles (and including property owned by a spouse), over total liabilities.

      |_| A natural person with individual income (without including any income of the Investor's spouse) in excess of $200,000, or joint income with spouse of $300,000, in each of the two most recent years and who reasonably expects to reach the same income level in the current year.

      FOR ENTITIES:

      |_| A bank as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in
            Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity.

      |_|   An insurance company as defined in Section 2(13) of the Securities
            Act.

      |_| A broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

      |_| An investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). If an Investor has checked this box, please contact David Lubin, Esq. at (516) 569-9629 for additional information that will be required.

      |_| A business development company as defined in Section 2(a)(48) of the Investment Company Act.

      |_| A small business investment company licensed by the Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

      |_| A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940. If an Investor has checked this box, please contact David Lubin, Esq. at (516) 887-8250 for additional information that will be required.

      |_| An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5 million.

      |_| A trust with total assets in excess of $5 million not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a person with such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company and the purchase of the Shares.

      |_| An employee benefit plan within the meaning of ERISA if the decision to invest in the Shares is made by a plan fiduciary, as defined in
            Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5 million or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

      |_| A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if the plan has total assets in excess of $5 million.

      |_| An entity, including a grantor trust, in which all of the equity owners are accredited investors as determined under any of the foregoing paragraphs (for this purpose, a beneficiary of a trust is not an equity owner, but the grantor of a grantor trust is an equity owner).

C. Supplemental Data for Entities

1. If the Investor is not a natural person, furnish the following supplemental data (natural persons may skip this Section C of the Investor Questionnaire):

Legal form of entity (trust, corporation,partnership, etc.): ___________________

Jurisdiction of organization: __________________________________________________

2. Was the Investor organized for the specific purpose of acquiring the Shares?

           |_| Yes                                |_| No

      If the answer to the above question is "Yes," please contact David Lubin, Esq. at (516) 569-9629 for additional information that will be required.

3. Are shareholders, partners or other holders of equity or beneficial interest in the Investor able to decide individually whether to participate, or the extent of their participation, in the Investor's investment in the Company (i.e., can shareholders, partners or other holders of equity or beneficial interest in the Investor determine whether their capital will form part of the capital invested by the Investor in the Company)?

           |_| Yes                                |_| No

      If the answer to the above question is "Yes," please contact David Lubin, Esq. at (516) 569-9629 for additional information that will be required.

4(a). Please indicate whether or not the Investor is, or is acting on behalf of,
(i) an employee benefit plan within the meaning of Section 3(3) of ERISA, whether or not such plan is subject to ERISA, or (ii) an entity which is deemed to hold the assets of any such employee benefit plan pursuant to 29 C.F.R. Sec. 2510.3-101. For example, a plan which is maintained by a foreign corporation, governmental entity or church, a Keogh plan covering no common-law employees and an individual retirement account are employee benefit plans within the meaning of Section 3(3) of ERISA but generally are not subject to ERISA (collectively, "Non-ERISA Plans"). In general, a foreign or US entity which is not an operating company and which is not publicly traded or registered as an investment company under the Investment Company Act of 1940, as amended, and in which 25% or more of the value of any class of equity interest is held by employee pension or welfare plans (including an entity which is deemed to hold the assets of any such plan), would be deemed to hold the assets of one or more employee benefit plans pursuant to 29 C.F.R. Sec. 2510.3-101. However, if only Non-ERISA Plans were invested in such an entity, the entity generally would not be subject to ERISA. For purposes of determining whether this 25% threshold has been met or exceeded, the value of any equity interest held by a person (other than such a plan or entity) who has discretionary authority or control with respect to the assets of the entity, or any person who provides investment advice for a fee (direct or indirect) with respect to such assets, or any affiliate of such a person, is disregarded.

           |_| Yes                                |_| No

4(b). If the Investor is, or is acting on behalf of, such an employee benefit plan, or is an entity deemed to hold the assets of any such plan or plans, please indicate whether or not the Investor is subject to ERISA.

           |_| Yes                                |_| No

4(c.) If the Investor answered "Yes" to question 4.(b) and the Investor is investing the assets of an insurance company general account, please indicate what percentage of the Investor's assets the purchase of the Shares is subject to ERISA. ___________%.

5. Does the amount of the Investor's subscription for the Shares in the Company exceed 40% of the total assets (on a consolidated basis with its subsidiaries) of the Investor?

           |_| Yes                                |_| No

      If the question above was answered "Yes," please contact David Lubin, Esq. at (516) 569-9629 for additional information that will be required.

6(a). Is the Investor a private investment company which is not registered under the Investment Company Act, in reliance on Section 3(c)(1) or Section 3(c)(7) thereof?

           |_| Yes                                |_| No

6(b). If the question above was answered "Yes," was the Investor formed prior to April 30, 1996?

           |_| Yes                                |_| No

      If the questions set forth in (a) and (b) above were both answered "Yes," please contact David Lubin, Esq. at (516) 569-9629 for additional information that will be required.

7(a). Is the Investor a grantor trust, a partnership or an S-Corporation for US federal income tax purposes?

           |_| Yes                                |_| No

7(b). If the question above was answered "Yes," please indicate whether or not:

     (i) more than 50 percent of the value of the ownership interest of any beneficial owner in the Investor is (or may at any time during the term of the Company be) attributable to the Investor's (direct or indirect) interest in the Company; or

           |_| Yes                                |_| No

     (ii) it is a principal purpose of the Investor's participation in the Company to permit the Partnership to satisfy the 100 partner limitation contained in US Treasury Regulation Section 1.7704-1(h)(3).

           |_| Yes                                |_| No

      If either question above was answered "Yes," please contact David Lubin, Esq. at (516) 569-9629 for additional information that will be required.

8. If the Investor's tax year ends on a date other than December 31, please indicate such date below:

                                          ------------------------------------
                                                        (Date)

D. Related Parties

1. To the best of the Investor's knowledge, does the Investor control, or is the Investor controlled by or under common control with, any other investor in the Company?

           |_| Yes                                |_| No

         If the answer above was answered "Yes", please identify such related investor(s) below.

         Name(s)    of    related      investor(s):
---------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2. Will any other person or persons have a beneficial interest in the Shares to be acquired hereunder (other than as a shareholder, partner, or other beneficial owner of equity interest in the Investor)?

           |_| Yes                                |_| No

      If either question above was answered "Yes", please contact David Lubin, Esq. at (516) 887-8250 for additional information that will be required.

The Investor understands that the foregoing information will be relied upon by the Company for the purpose of determining the eligibility of the Investor to purchase the Shares. The Investor agrees to notify the Company immediately if any representation or warranty contained in this Subscription Agreement, including this Investor Questionnaire, becomes untrue at any time. The Investor agrees to provide, if requested, any additional information that may reasonably be required to substantiate the Investor's status as an accredited investor or to otherwise determine the eligibility of the Investor to purchase the Shares. The Investor agrees to indemnify and hold harmless the Company and each officer, director, shareholder, agent and representative of the Company and their respective affiliates and successors and assigns from and against any loss, damage or liability due to or arising out of a breach of any representation, warranty or agreement of the Investor contained herein.

                                        INDIVIDUAL:

                                        ------------------------------------
                                                   (Signature)

                                        ------------------------------------
                                                   (Print Name)

                                        PARTNERSHIP, CORPORATION,
                                        TRUST, CUSTODIAL ACCOUNT,
                                        OTHER:


                                        -----------------------------------
                                                   (Name of Entity)

                                        By:
                                           ---------------------------------
                                                     (Signature)

                                           ---------------------------------
                                                  (Print Name and Title)

                                     Annex 1

                           DEFINITION OF "INVESTMENTS"

The term "investments" means:

      (1) Securities, other than securities of an issuer that controls, is controlled by, or is under common control with, the Investor that owns such securities, unless the issuer of such securities is:

            (i) An investment company or a company that would be an investment company but for the exclusions or exemptions provided by the Investment Company Act, or a commodity pool; or

            (ii) a Public Company (as defined below);

            (iii) A company with shareholders' equity of not less than $50 million (determined in accordance with generally accepted accounting principles) as reflected on the company's most recent financial statements, provided that such financial statements present the information as of a date within 16 months preceding the date on which the Investor acquires Shares;

      (2) Real estate held for investment purposes;

      (3) Commodity Shares (as defined below) held for investment purposes;

      (4) Physical Commodities (as defined below) held for investment purposes;

      (5) To the extent not securities, Financial Contracts (as defined below) entered into for investment purposes;

      (6) In the case of an Investor that is a company that would be an investment company but for the exclusions provided by Section 3(c)(1) or 3(c)(7) of the Investment Company Act, or a commodity pool, any amounts payable to such Investor pursuant to a firm agreement or similar binding commitment pursuant to which a person has agreed to acquire an interest in, or make capital contributions to, the Investor upon the demand of the Investor; and

      (7) Cash and cash equivalents held for investment purposes.

      Real Estate that is used by the owner or a Related Person (as defined below) of the owner for personal purposes, or as a place of business, or in connection with the conduct of the trade or business of such owner or a Related Person of the owner, will NOT be considered Real Estate held for investment purposes, provided that real estate owned by an Investor who is engaged primarily in the business of investing, trading or developing real estate in connection with such business may be deemed to be held for investment purposes. However, residential real estate will not be deemed to be used for personal purposes if deductions with respect to such real estate are not disallowed by section 280A of the Internal Revenue Code of 1986, as amended.

      A Commodity Interest or Physical Commodity owned, or a Financial Contract entered into, by the Investor who is engaged primarily in the business of investing, reinvesting, or trading in Commodity Shares, Physical Commodities or Financial Contracts in connection with such business may be deemed to be held for investment purposes.

      "Commodity Shares" means commodity futures contracts, options on commodity futures contracts, and options on physical commodities traded on or subject to the rules of:

            (i) Any contract market designated for trading such transactions under the Commodity Exchange Act and the rules thereunder; or

            (ii) Any board of trade or exchange outside the United States, as contemplated in Part 30 of the rules under the Commodity Exchange Act.

      "Public Company" means a company that:

            (i) files reports pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended; or

            (ii) has a class of securities that are listed on a Designated Offshore Securities Market, as defined by Regulation S of the Securities Act.

      "Financial Contract" means any arrangement that:

            (i) takes the form of an individually negotiated contract, agreement, or option to buy, sell, lend, swap, or repurchase, or other similar individually negotiated transaction commonly entered into by participants in the financial markets;

            (ii) is in respect of securities, commodities, currencies, interest or other rates, other measures of value, or any other financial or economic interest similar in purpose or function to any of the foregoing; and

            (iii) is entered into in response to a request from a counter party for a quotation, or is otherwise entered into and structured to accommodate the objectives of the counterparty to such arrangement.

      "Physical Commodities" means any physical commodity with respect to which a Commodity Interest is traded on a market specified in the definition of Commodity Shares above.

      "Related Person" means a person who is related to the Investor as a sibling, spouse or former spouse, or is a direct lineal descendant or ancestor by birth or adoption of the Investor, or is a spouse of such descendant or ancestor, provided that, in the case of a Family Company, a Related Person includes any owner of the Family Company and any person who is a Related Person of such an owner. "Family Company" means a company that is owned directly or indirectly by or for two or more natural persons who are related as siblings or spouse (including former spouses), or direct lineal descendants by birth or adoption, spouses of such persons, the estates of such persons, or foundations, charitable organizations or trusts established for the benefit of such persons.

      For purposes of determining the amount of investments owned by a company, there may be included investments owned by majority-owned subsidiaries of the company and investments owned by a company ("Parent Company") of which the company is a majority-owned subsidiary, or by a majority-owned subsidiary of the company and other majority-owned subsidiaries of the Parent Company.

      In determining whether a natural person is a qualified purchaser, there may be included in the amount of such person's investments any investment held jointly with such person's spouse, or investments in which such person shares with such person's spouse a community property or similar shared ownership interest. In determining whether spouses who are making a joint investment in the Partnership are qualified purchasers, there may be included in the amount of each spouse's investments any investments owned by the other spouse (whether or not such investments are held jointly). There shall be deducted from the amount of any such investments any amounts specified by paragraph 2(a) of Annex 2 incurred by such spouse.

      In determining whether a natural person is a qualified purchaser, there may be included in the amount of such person's investments any investments held in an individual retirement account or similar account the investments of which are directed by and held for the benefit of such person.

                                     Annex 2

                            VALUATIONS OF INVESTMENTS

      The general rule for determining the value of investments in order to ascertain whether a person is a qualified purchaser is that the value of the aggregate amount of investments owned and invested on a discretionary basis by such person shall be their fair market value on the most recent practicable date or their cost. This general rule is subject to the following provisos:

      (1) In the case of Commodity Shares, the amount of investments shall be the value of the initial margin or option premium deposited in connection with such Commodity Shares; and

      (2) In each case, there shall be deducted from the amount of investments owned by such person the following amounts:

            (i) The amount of any outstanding indebtedness incurred to acquire the investments owned by such person.

            (ii) A Family Company, in addition to the amounts specified in paragraph (a) above, shall have deducted from the value of such Family Company's investments any outstanding indebtedness incurred by an owner of the Family Company to acquire such investments.